UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2022

Erasca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40602	83-1217027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row Suite 300
San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 465-6511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ERAS	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 7, 2022, Erasca, Inc. (the Company) announced promising preliminary data for ERAS-007 and ERAS-601 in BRAF-driven and RAS/MAPK-altered solid tumors, and held a virtual R&D Day event at which the Company presented the slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

A retrospective pooled analysis of all trials evaluating ERAS-007 or ERAS-601 in advanced solid tumors was performed that included the Company’s ongoing HERKULES-1 and FLAGSHP-1 trials and Asana BioSciences’ previously completed ASN007-101 trial. The analysis was designed to identify responsive subsets that were particularly sensitive to ERAS-007 or ERAS-601 for prioritized combination development within indications of high unmet medical need where no approved targeted therapies are available. Patients with solid tumors with RAS/MAPK alterations were segmented into two groups based on differing levels of responsiveness to monotherapy inhibition and differences in RAS/MAPK pathway reactivation: (1) patients with colorectal cancer (CRC); and (2) patients with non-CRC. The Company anticipates initiating a dose escalation trial for ERAS-007 in combination with ERAS-601 (the Company’s first MAPKlamp combination) in the first half of 2023.

Key findings from the retrospective pooled interim analysis of ERAS-007 and ERAS-601 include*:

•	23% (6/26) of patients with RAS/MAPK-altered non-CRC solid tumors responded (2 confirmed and 4 unconfirmed partial responses) to single agent ERAS-007 or ERAS-601;

•	44% (4/9) with a subset of BRAF-driven non-CRC solid tumors responded (1 confirmed and 3 unconfirmed partial responses) to single agent ERAS-007 or ERAS-601; and

•

ERAS-007 and ERAS-601 had favorable safety and tolerability monotherapy profiles with largely non-overlapping treatment-related adverse events that are expected to be monitorable and manageable at the likely recommended combination doses.

*	Data cutoff dates of 11/6/20, 7/11/22, and 5/16/22 for ASN007-101, FLAGSHP-1, and HERKULES-1 trials, respectively.

Forward-Looking Statements

The Company cautions you that statements contained in this report regarding matters that are not historical facts are forward-looking statements. The forward-looking statements are based on the Company’s current beliefs and expectations and include, but are not limited to: the Company’s expectations regarding the potential therapeutic benefits of the Company’s product candidates, including ERAS-007 and ERAS-601, and their combination as part of the Company’s first MAPKlamp strategy; the Company’s expectations regarding the monotherapy data for ERAS-007 and ERAS-601 being indicative of future clinical results; the planned advancement of the Company’s development pipeline; and the anticipated date for the initiation of the ERAS-007 and ERAS-601 combination trial. Actual results may differ from those set forth in this Current Report due to the risks and uncertainties inherent in the Company’s business, including, without limitation: the retrospective analysis of pooled data covers multiple clinical trials with different designs, inclusion criteria, and dosing regimens, which cannot be directly compared, and therefore may not be a reliable indicator of efficacy and safety data; interim results of clinical trials are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and more patient data become available; the Company’s approach to the discovery and development of product candidates based on the Company’s singular focus on shutting down the RAS/MAPK pathway, a novel and unproven approach; delays in the Company’s preclinical and clinical development programs; the Company’s dependence on third parties to conduct manufacturing, research, and preclinical and clinical testing; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval, and/or commercialization, or may result in recalls or product liability claims; unfavorable results from preclinical studies or clinical trials; results from preclinical studies or early clinical trials not necessarily being predictive of future results; regulatory developments in the United States and foreign countries; the Company’s ability to obtain and maintain intellectual property protection for the Company’s product candidates and maintain the Company’s rights under intellectual property licenses; the Company’s ability to fund its operating plans with its current cash, cash equivalents, and marketable securities; the Company’s ability to maintain undisrupted business operations due to the COVID-19 pandemic and global geopolitical events, such as the ongoing conflict between Russia and Ukraine; unstable market and economic conditions having serious adverse consequences on the Company’s business, financial condition and stock price; and other risks described in the Company’s prior filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Erasca, Inc. R&D Day Presentation, dated September 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Erasca, Inc.

Date: September 7, 2022	By:	/s/ Ebun Garner
Ebun Garner, General Counsel